SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam New York Tax Exempt Income Fund -- Class A
Shares
Fiscal period ending: 11/30/96
Inception date (if less than 10 years of performance): 9/2/83


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $999.03   $1,342       $1,941

T   =  Average Annual
       Total Return              -0.10%     6.07%       6.85%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $8,673,105

Expenses                         $1,343,799

Reimbursement                    $0

Average shares                   210,735,560

NAV                              $8.91

Sales Charge                     4.75%

POP                              $9.35

Yield at POP                     4.50%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.50%                4.50%
 ------      =       ------              =        8.38%
1-46.27%              .5373%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam New York Tax Exempt Income Fund -- Class B
Shares
Fiscal period ending:  11/30/96
Inception date (if less than 10 years of performance): 1/4/93


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      N/A       $1,000

ERV =  Ending Redeemable Value   $993.75     N/A       $1,190

T   =  Average Annual
       Total Return              -0.63%       N/A      4.55%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $1,043,037

Expenses                         $300,616

Reimbursement                    $0

Average shares                   25,387,970

NAV                              $8.90

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     3.98%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 3.98%                3.98%
 ------      =       ------              =     7.41%
1-42.27%              .5373%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam New York Tax Exempt Income Fund - Class M
Shares
Fiscal period ending: 11/30/96
Inception date (if less than 10 years of performance): 4/10/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000     N/A         $1,000

ERV =  Ending Redeemable Value   $1,012     N/A         $1,066

T   =  Average Annual
       Total Return             -1.21%     N/A          3.98%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $5,539

Expenses                         $1,156

Reimbursement                    $0

Average shares                   134,814

NAV                              $8.91

Sales Charge                     3.25%

POP                              $9.21

Yield at POP                     4.27%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.27%               4.27%
 ------      =       ------              =    7.95%
1-46.27%              .5373%